Earnings Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
Basic EPS is calculated by dividing the profit for the year attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year.
Diluted EPS is calculated by dividing the profit for the year (numerator) attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares arising from exercising all dilutive ordinary shares (denominator).
The following table reflects the income and share data used in the basic and diluted EPS computations:

	2018	2017	2016
Net income for the period- attributable to ordinary equity holders of the parent (in USD k)	$121,310	$64,860	$49,509
Weighted average number of ordinary shares (in thousands of shares)	59,567	59,320	59,353
Basic EPS	$2.04	$1.09	$0.83
Dilutive effect of share based payments (in thousands of shares)	1,482	1,354	801
Weighted average number of diluted ordinary shares (in thousands of shares)	61,049	60,674	60,154
Diluted EPS	$1.99	$1.07	$0.82

For 2017 the weighted average number of shares equals the outstanding number of shares. In 2016 and 2018 repurchases of treasury shares were taken into account on a daily basis. In 2018 new shares were generated and transferred for settlement of stock based compensation ("2015 Plan"), which was also included in the weighted number of shares. The dilutive effect of the share-based payment transaction is the weighted number of shares considering the grant date, forfeitures and executions during the respective fiscal years. The effect is determined by using the treasury stock method.